DELAWARE GROUP INCOME FUNDS, INC.
DELCHESTER FUND- CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
ONE YEAR ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning NAV                                         $6.14
Initial Shares                                      162.866


    Fiscal    Beginning       Dividends     Reinvested     Cumulative
     Year     Shares         for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997       162.866         $0.550         14.693        177.559
--------------------------------------------------------------------------------






Ending Shares                                       177.559
Ending NAV                                    x       $6.57
                                                  ---------
Investment Return                                 $1,166.56

Total Return Performance
------------------------
Investment Return                                 $1,166.56
Less Initial Investment                           $1,000.00
                                                  ---------
                                                    $166.56  /  $1,000.00 x 100


Total Return:                                         16.66%

DELAWARE GROUP INCOME FUNDS, INC.
DELCHESTER FUND- CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITH CDSC)
ONE YEAR ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning NAV                                         $6.14
Initial Shares                                      162.866


    Fiscal    Beginning       Dividends     Reinvested     Cumulative
     Year     Shares         for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997       162.866         $0.550         14.693        177.559
--------------------------------------------------------------------------------







Ending Shares                                       177.559
Ending NAV                                     x      $6.57
                                                  ---------
                                                  $1,166.56
Less CDSC                                            $10.00
                                                  ---------
Investment Return                                 $1,156.56




Total Return Performance
------------------------
Investment Return                                 $1,156.56
Less Initial Investment                           $1,000.00
                                                  ---------
                                                    $156.56  /  $1,000.00 x 100



Total Return:                                         15.66%

DELAWARE GROUP INCOME FUNDS, INC.
DELCHESTER FUND- CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
NINE MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning NAV                                         $6.25
Initial Shares                                      160.000


    Fiscal    Beginning       Dividends     Reinvested     Cumulative
     Year      Shares        for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997       160.000         $0.408         10.511        170.511
--------------------------------------------------------------------------------






Ending Shares                                       170.511
Ending NAV                                     x      $6.57
                                                  ---------
Investment Return                                 $1,120.26



Total Return Performance
------------------------
Investment Return                                 $1,120.26
Less Initial Investment                           $1,000.00
                                                  ---------
                                                    $120.26  /  $1,000.00 x 100



Total Return:                                         12.03%

DELAWARE GROUP INCOME FUNDS, INC.
DELCHESTER FUND- CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITH CDSC)
NINE MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning NAV                                         $6.25
Initial Shares                                      160.000


    Fiscal    Beginning       Dividends     Reinvested     Cumulative
     Year      Shares        for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997       160.000         $0.408         10.511        170.511
--------------------------------------------------------------------------------





Ending Shares                                       170.511
Ending NAV                                     x      $6.57
                                                  ---------
                                                  $1,120.26
Less CDSC                                            $10.00
                                                  ---------
Investment Return                                 $1,110.26




Total Return Performance
------------------------
Investment Return                                 $1,110.26
Less Initial Investment                           $1,000.00
                                                  ---------
                                                    $110.26  /  $1,000.00 x 100



Total Return:                                         11.03%

DELAWARE GROUP INCOME FUNDS, INC.
DELCHESTER FUND- CLASS C
TOTAL RETURN PERFORMANCE
AVERAGE ANNUAL COMPOUNDED RATE OF RETURN (WITHOUT CDSC)
ONE YEAR ENDED 7/31/97
--------------------------------------------------------------------------------




                          n
                   P(1 + T) = ERV

         ONE
         YEAR
      ----------
                          1
              $1000(1 + T) = $1,166.56


      T =       16.66%

DELAWARE GROUP INCOME FUNDS, INC.
DELCHESTER FUND- CLASS C
TOTAL RETURN PERFORMANCE
AVERAGE ANNUAL COMPOUNDED RATE OF RETURN (WITH CDSC)
ONE YEAR ENDED 7/31/97
--------------------------------------------------------------------------------



                          n
                   P(1 + T) = ERV

         ONE
         YEAR
      ----------
                          1
              $1000(1 + T) = $1,156.56


      T =       15.66%

DELAWARE GROUP STRATEGIC INCOME FUND- INSTITUTIONAL CLASS
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN
THREE MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.52
Initial Shares                                     181.159


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      181.159        $0.115         3.717          184.876
--------------------------------------------------------------------------------



Ending Shares                                      184.876
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,053.79


Total Return Performance
------------------------
Investment Return                                $1,053.79
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $53.79 / $1,000.00 x 100


Total Return:                                         5.38%

DELAWARE GROUP STRATEGIC INCOME FUND- INSTITUTIONAL CLASS
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN
SIX MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.60
Initial Shares                                     178.571


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      178.571        $0.229         7.404          185.975
--------------------------------------------------------------------------------



Ending Shares                                      185.975
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,060.06


Total Return Performance
------------------------
Investment Return                                $1,060.06
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $60.06 / $1,000.00 x 100


Total Return:                                         6.01%

DELAWARE GROUP STRATEGIC INCOME FUND- INSTITUTIONAL CLASS
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN
NINE MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.57
Initial Shares                                     179.533


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      179.533        $0.344         11.310         190.843
--------------------------------------------------------------------------------



Ending Shares                                      190.843
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,087.81


Total Return Performance
------------------------
Investment Return                                $1,087.81
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $87.81 / $1,000.00 x 100


Total Return:                                         8.78%

DELAWARE GROUP STRATEGIC INCOME FUND- INSTITUTIONAL CLASS
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN
PERIOD ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.50
Initial Shares                                     181.818


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      181.818        $0.354         11.801         193.619
--------------------------------------------------------------------------------



Ending Shares                                      193.619
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,103.63


Total Return Performance
------------------------
Investment Return                                $1,103.63
Less Initial Investment                          $1,000.00
                                                 ---------
                                                   $103.63 / $1,000.00 x 100


Total Return:                                        10.36%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT NAV)
THREE MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.52
Initial Shares                                     181.159


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      181.159        $0.111         3.577          184.736
--------------------------------------------------------------------------------



Ending Shares                                      184.736
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,053.00


Total Return Performance
------------------------
Investment Return                                $1,053.00
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $53.00 / $1,000.00 x 100


Total Return:                                         5.30%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT OFFER)
THREE MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.80
Initial Shares                                     172.414


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      172.414        $0.111         3.405          175.819
--------------------------------------------------------------------------------



Ending Shares                                      175.819
Ending NAV                                  x        $5.70
                                                 ---------
                                                 $1,002.17
Less CDSC                                            $0.00
                                                 ---------
Investment Return                                $1,002.17


Total Return Performance
------------------------
Investment Return                                $1,002.17
Less Initial Investment                          $1,000.00
                                                 ---------
                                                     $2.17 / $1,000.00 x 100


Total Return:                                         0.22%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT NAV)
SIX MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.60
Initial Shares                                     178.571


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      178.571        $0.220         7.123          185.694
--------------------------------------------------------------------------------



Ending Shares                                      185.694
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,058.46


Total Return Performance
------------------------
Investment Return                                $1,058.46
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $58.46 / $1,000.00 x 100


Total Return:                                         5.85%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT OFFER)
SIX MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.88
Initial Shares                                     170.068


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      170.068        $0.220         6.784          176.852
--------------------------------------------------------------------------------



Ending Shares                                      176.852
Ending NAV                                  x        $5.70
                                                 ---------
                                                 $1,008.06
Less CDSC                                            $0.00
                                                 ---------
Investment Return                                $1,008.06


Total Return Performance
------------------------
Investment Return                                $1,008.06
Less Initial Investment                          $1,000.00
                                                 ---------
                                                     $8.06 / $1,000.00 x 100


Total Return:                                         0.81%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT NAV)
NINE MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------



Initial Investment                               $1,000.00
Beginning NAV                                        $5.56
Initial Shares                                     179.856


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      179.856        $0.331         10.898         190.754
--------------------------------------------------------------------------------



Ending Shares                                      190.754
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,087.30


Total Return Performance
------------------------
Investment Return                                $1,087.30
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $87.30 / $1,000.00 x 100


Total Return:                                         8.73%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT OFFER)
NINE MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.84
Initial Shares                                     171.233


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      171.233        $0.331         10.376         181.609
--------------------------------------------------------------------------------



Ending Shares                                      181.609
Ending NAV                                  x        $5.70
                                                 ---------
                                                 $1,035.17
Less CDSC                                            $0.00
                                                 ---------
Investment Return                                $1,035.17


Total Return Performance
------------------------
Investment Return                                $1,035.17
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $35.17 / $1,000.00 x 100


Total Return:                                         3.52%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT NAV)
PERIOD ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.50
Initial Shares                                     181.818


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      181.818        $0.341         11.351         193.169
--------------------------------------------------------------------------------



Ending Shares                                      193.169
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,101.06


Total Return Performance
------------------------
Investment Return                                $1,101.06
Less Initial Investment                          $1,000.00
                                                 ---------
                                                   $101.06 / $1,000.00 x 100


Total Return:                                        10.11%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT OFFER)
PERIOD ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.77
Initial Shares                                     173.310


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      173.310        $0.341         10.820         184.130
--------------------------------------------------------------------------------



Ending Shares                                      184.130
Ending NAV                                  x        $5.70
                                                 ---------
                                                 $1,049.54
Less CDSC                                            $0.00
                                                 ---------
Investment Return                                $1,049.54


Total Return Performance
------------------------
Investment Return                                $1,049.54
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $49.54 / $1,000.00 x 100


Total Return:                                         4.95%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS B
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
THREE MONTHS ENDED 7/31/97


Initial Investment                               $1,000.00
Beginning NAV                                        $5.52
Initial Shares                                     181.159


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

    1997      181.159        $0.101         3.263          184.422



Ending Shares                                      184.422
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,051.21


Total Return Performance
------------------------
Investment Return                                $1,051.21
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $51.21 / $1,000.00 x 100


Total Return:                                         5.12%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS B
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITH CDSC)
THREE MONTHS ENDED 7/31/97


Initial Investment                               $1,000.00
Beginning NAV                                        $5.52
Initial Shares                                     181.159


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

    1997      181.159        $0.101         3.263          184.422



Ending Shares                                      184.422
Ending NAV                                  x        $5.70
                                                 ---------
                                                 $1,051.21
Less CDSC                                           $40.00
                                                 ---------
Investment Return                                $1,011.21


Total Return Performance
------------------------
Investment Return                                $1,011.21
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $11.21 / $1,000.00 x 100


Total Return:                                         1.12%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS B
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
SIX MONTHS ENDED 7/31/97


Initial Investment                               $1,000.00
Beginning NAV                                        $5.60
Initial Shares                                     178.571


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

    1997      178.571        $0.201         6.494          185.065



Ending Shares                                      185.065
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,054.87


Total Return Performance
------------------------
Investment Return                                $1,054.87
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $54.87 / $1,000.00 x 100


Total Return:                                         5.49%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS B
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITH CDSC)
SIX MONTHS ENDED 7/31/97


Initial Investment                               $1,000.00
Beginning NAV                                        $5.60
Initial Shares                                     178.571


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

    1997      178.571        $0.201         6.494          185.065



Ending Shares                                      185.065
Ending NAV                                  x        $5.70
                                                 ---------
                                                 $1,054.87
Less CDSC                                           $40.00
                                                 ---------
Investment Return                                $1,014.87


Total Return Performance
------------------------
Investment Return                                $1,014.87
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $14.87 / $1,000.00 x 100


Total Return:                                         1.49%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS B
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
NINE MONTHS ENDED 7/31/97


Initial Investment                               $1,000.00
Beginning NAV                                        $5.56
Initial Shares                                     179.856


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

    1997      179.856        $0.302         9.927          189.783



Ending Shares                                      189.783
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,081.76


Total Return Performance
------------------------
Investment Return                                $1,081.76
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $81.76 / $1,000.00 x 100


Total Return:                                         8.18%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS B
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITH CDSC)
NINE MONTHS ENDED 7/31/97


Initial Investment                               $1,000.00
Beginning NAV                                        $5.56
Initial Shares                                     179.856


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

    1997      179.856        $0.302         9.927          189.783



Ending Shares                                      189.783
Ending NAV                                  x        $5.70
                                                 ---------
                                                 $1,081.76
Less CDSC                                           $40.00
                                                 ---------
Investment Return                                $1,041.76


Total Return Performance
------------------------
Investment Return                                $1,041.76
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $41.76 / $1,000.00 x 100


Total Return:                                         4.18%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS B
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
PERIOD ENDED 7/31/97


Initial Investment                               $1,000.00
Beginning NAV                                        $5.50
Initial Shares                                     181.818


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

    1997      181.818        $0.311         10.339         192.157



Ending Shares                                      192.157
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,095.29


Total Return Performance
------------------------
Investment Return                                $1,095.29
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $95.29 / $1,000.00 x 100


Total Return:                                         9.53%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS B
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITH CDSC)
PERIOD ENDED 7/31/97


Initial Investment                               $1,000.00
Beginning NAV                                        $5.50
Initial Shares                                     181.818


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

    1997      181.818        $0.311         10.339         192.157



Ending Shares                                      192.157
Ending NAV                                  x        $5.70
                                                 ---------
                                                 $1,095.29
Less CDSC                                           $40.00
                                                 ---------
Investment Return                                $1,055.29


Total Return Performance
------------------------
Investment Return                                $1,055.29
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $55.29 / $1,000.00 x 100


Total Return:                                         5.53%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
THREE MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.52
Initial Shares                                     181.159


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      181.159        $0.101         3.263          184.422
--------------------------------------------------------------------------------



Ending Shares                                      184.422
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,051.21


Total Return Performance
------------------------
Investment Return                                $1,051.21
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $51.21 / $1,000.00 x 100


Total Return:                                         5.12%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITH CDSC)
THREE MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.52
Initial Shares                                     181.159


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      181.159        $0.101         3.263          184.422
--------------------------------------------------------------------------------



Ending Shares                                      184.422
Ending NAV                                  x        $5.70
                                                 ---------
                                                 $1,051.21
Less CDSC                                           $10.00
                                                 ---------
Investment Return                                $1,041.21


Total Return Performance
------------------------
Investment Return                                $1,041.21
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $41.21 / $1,000.00 x 100


Total Return:                                         4.12%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
SIX MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.60
Initial Shares                                     178.571


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      178.571        $0.201         6.494          185.065
--------------------------------------------------------------------------------



Ending Shares                                      185.065
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,054.87


Total Return Performance
------------------------
Investment Return                                $1,054.87
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $54.87 / $1,000.00 x 100


Total Return:                                         5.49%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITH CDSC)
SIX MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.60
Initial Shares                                     178.571


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      178.571        $0.201         6.494          185.065
--------------------------------------------------------------------------------



Ending Shares                                      185.065
Ending NAV                                  x        $5.70
                                                 ---------
                                                 $1,054.87
Less CDSC                                           $10.00
                                                 ---------
Investment Return                                $1,044.87


Total Return Performance
------------------------
Investment Return                                $1,044.87
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $44.87 / $1,000.00 x 100


Total Return:                                         4.49%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
NINE MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.56
Initial Shares                                     179.856


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      179.856        $0.302         9.927          189.783
--------------------------------------------------------------------------------



Ending Shares                                      189.783
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,081.76


Total Return Performance
------------------------
Investment Return                                $1,081.76
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $81.76 / $1,000.00 x 100


Total Return:                                         8.18%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITH CDSC)
NINE MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.56
Initial Shares                                     179.856


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      179.856        $0.302         9.927          189.783
--------------------------------------------------------------------------------



Ending Shares                                      189.783
Ending NAV                                  x        $5.70
                                                 ---------
                                                 $1,081.76
Less CDSC                                           $10.00
                                                 ---------
Investment Return                                $1,071.76


Total Return Performance
------------------------
Investment Return                                $1,071.76
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $71.76 / $1,000.00 x 100


Total Return:                                         7.18%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
PERIOD ENDED 7/31/97

--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.50
Initial Shares                                     181.818


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares


--------------------------------------------------------------------------------
    1997      181.818        $0.311         10.339         192.157
--------------------------------------------------------------------------------



Ending Shares                                      192.157
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,095.29


Total Return Performance
------------------------
Investment Return                                $1,095.29
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $95.29 / $1,000.00 x 100


Total Return:                                         9.53%

DELAWARE GROUP STRATEGIC INCOME FUND- CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITH CDSC)
PERIOD ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.50
Initial Shares                                     181.818


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      181.818        $0.311         10.339         192.157
--------------------------------------------------------------------------------



Ending Shares                                      192.157
Ending NAV                                  x        $5.70
                                                 ---------
                                                 $1,095.29
Less CDSC                                           $10.00
                                                 ---------
Investment Return                                $1,085.29


Total Return Performance
------------------------
Investment Return                                $1,085.29
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $85.29 / $1,000.00 x 100


Total Return:                                         8.53%

DELAWARE GROUP HIGH YIELD OPPORTUNITIES FUND- CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT NAV)
THREE MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.64
Initial Shares                                     177.305


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      177.305        $0.129         3.935          181.240
--------------------------------------------------------------------------------



Ending Shares                                      181.240
Ending NAV                                  x        $5.70
                                                 ---------
Investment Return                                $1,072.94


Total Return Performance
------------------------
Investment Return                                $1,072.94
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $72.94 / $1,000.00 x 100


Total Return:                                         7.29%

DELAWARE GROUP HIGH YIELD OPPORTUNITIES FUND- CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT OFFER)
THREE MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.92
Initial Shares                                     168.919


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      168.919        $0.129         3.749          172.668
--------------------------------------------------------------------------------



Ending Shares                                      172.668
Ending NAV                                  x        $5.92
                                                 ---------
                                                 $1,022.19
Less CDSC                                            $0.00
                                                 ---------
Investment Return                                $1,022.19


Total Return Performance
------------------------
Investment Return                                $1,022.19
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $22.19 / $1,000.00 x 100


Total Return:                                         2.22%

DELAWARE GROUP HIGH YIELD OPPORTUNITIES FUND- CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT NAV)
SIX MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.61
Initial Shares                                     178.253


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      178.253        $0.169         5.249          183.502
--------------------------------------------------------------------------------



Ending Shares                                      183.502
Ending NAV                                  x        $5.92
                                                 ---------
Investment Return                                $1,086.33


Total Return Performance
------------------------
Investment Return                                $1,086.33
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $86.33 / $1,000.00 x 100


Total Return:                                         8.63%

DELAWARE GROUP HIGH YIELD OPPORTUNITIES FUND- CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT OFFER)
SIX MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.89
Initial Shares                                     169.786


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      169.786        $0.169         4.993          174.779
--------------------------------------------------------------------------------



Ending Shares                                      174.779
Ending NAV                                  x        $5.92
                                                 ---------
                                                 $1,034.69
Less CDSC                                            $0.00
                                                 ---------
Investment Return                                $1,034.69


Total Return Performance
------------------------
Investment Return                                $1,034.69
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $34.69 / $1,000.00 x 100


Total Return:                                         3.47%

DELAWARE GROUP HIGH YIELD OPPORTUNITIES FUND- CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT NAV)
PERIOD ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.50
Initial Shares                                     181.818


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      181.818        $0.169         5.354          187.172
--------------------------------------------------------------------------------



Ending Shares                                      187.172
Ending NAV                                  x        $5.92
                                                 ---------
Investment Return                                $1,108.06


Total Return Performance
------------------------
Investment Return                                $1,108.06
Less Initial Investment                          $1,000.00
                                                 ---------
                                                   $108.06 / $1,000.00 x 100


Total Return:                                        10.81%

DELAWARE GROUP HIGH YIELD OPPORTUNITIES FUND- CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT OFFER)
PERIOD ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.77
Initial Shares                                     173.310


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      173.310        $0.169         5.104          178.414
--------------------------------------------------------------------------------



Ending Shares                                      178.414
Ending NAV                                  x        $5.92
                                                 ---------
                                                 $1,056.21
Less CDSC                                            $0.00
                                                 ---------
Investment Return                                $1,056.21


Total Return Performance
------------------------
Investment Return                                $1,056.21
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $56.21 / $1,000.00 x 100


Total Return:                                         5.62%

DELAWARE GROUP HIGH YIELD OPPORTUNITIES FUND- INSTITUTIONAL CLASS
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN
THREE MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.52
Initial Shares                                     177.305


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      177.305        $0.115         3.935          181.240
--------------------------------------------------------------------------------


Ending Shares                                      181.240
Ending NAV                                  x        $5.92
                                                 ---------
Investment Return                                $1,072.94


Total Return Performance
------------------------
Investment Return                                $1,072.94
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $72.94 / $1,000.00 x 100


Total Return:                                         7.29%

DELAWARE GROUP HIGH YIELD OPPORTUNITIES FUND- INSTITUTIONAL CLASS
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN
SIX MONTHS ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.61
Initial Shares                                     178.253


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

--------------------------------------------------------------------------------
    1997      178.253        $0.169         5.249          183.502
--------------------------------------------------------------------------------



Ending Shares                                      183.502
Ending NAV                                  x        $5.92
                                                 ---------
Investment Return                                $1,086.33


Total Return Performance
------------------------
Investment Return                                $1,086.33
Less Initial Investment                          $1,000.00
                                                 ---------
                                                    $86.33 / $1,000.00 x 100


Total Return:                                         8.63%

DELAWARE GROUP HIGH YIELD OPPORTUNITIES FUND- INSTITUTIONAL CLASS
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN
PERIOD ENDED 7/31/97
--------------------------------------------------------------------------------


Initial Investment                               $1,000.00
Beginning NAV                                        $5.50
Initial Shares                                     181.818


    Fiscal    Beginning     Dividends     Reinvested     Cumulative
    Year       Shares      for Period       Shares         Shares

    1997      181.818        $0.354         5.354          187.172



Ending Shares                                      187.172
Ending NAV                                  x        $5.92
                                                 ---------
Investment Return                                $1,108.06


Total Return Performance
------------------------
Investment Return                                $1,108.06
Less Initial Investment                          $1,000.00
                                                 ---------
                                                   $108.06 / $1,000.00 x 100


Total Return:                                        10.81%